UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 22, 2021
_________________________________________________________________
First Citizens BancShares, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-16715	56-1528994
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4300 Six Forks Road	Raleigh	North Carolina	27609
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (919) 716-7000
________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities Registered Pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, Par Value $1	FCNCA	Nasdaq Global Select Market
Depositary Shares, Each Representing a 1/40th Interest in a Share of 5.375% Non-Cumulative Perpetual Preferred Stock, Series A	FCNCP	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.
On February 22, 2021, First Citizens Bank announced a $16 billion community benefits plan — developed in collaboration with the National Community Reinvestment Coalition — that builds on its work to reinvest in low- and moderate-income communities and neighborhoods of color. A copy of Registrant’s press release containing this information are attached as Exhibit 99.1 to this Report and is incorporated herein by reference.
Under this plan, First Citizens Bank would support lending and investing in the areas of affordable housing, small business and community development over a five-year period from 2021-2025, following completion of the proposed merger of First Citizens BancShares, Inc. (“First Citizens”), the parent company of First Citizens Bank, and CIT Group Inc. (“CIT”).
Item 9.01.    Financial Statements and Exhibits
    (d) Exhibits. The following exhibit accompanies this report.

Exhibit No.	Description

99.1	Press Release dated February 22, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
Disclosures About Forward-Looking Statements
    This Current Report on Form 8-K (this “Report”) may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans and future performance of BancShares. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “targets,” “designed,” “could,” “may,” “should,” “will” or other similar words and expressions are intended to identify these forward-looking statements. These forward-looking statements are based on BancShares’ current expectations and assumptions regarding BancShares’ business, the economy, and other future conditions.
Because forward-looking statements relate to future results and occurrences, they are subject to inherent risks, uncertainties, changes in circumstances and other factors that are difficult to predict. Many possible events or factors could affect BancShares’ future financial results and performance and could cause the actual results, performance or achievements of BancShares to differ materially from any anticipated results expressed or implied by such forward-looking statements. Such risks and uncertainties include, among others, the impacts of the global COVID-19 pandemic on BancShares’ business, and customers, the financial success or changing conditions or strategies of BancShares’ customers or vendors, fluctuations in interest rates, actions of government regulators, the availability of capital and personnel, the delay in closing (or failure to close) one or more of BancShares’ previously announced acquisition transaction(s), the failure to realize the anticipated benefits of BancShares’ previously announced acquisition transaction(s), and general competitive, economic, political, and market conditions, as well as risks related to the proposed transaction with CIT including, in addition to those described above and among others, (1) the risk that the cost savings, any revenue synergies and other anticipated benefits of the proposed transaction may not be realized or may take longer than anticipated to be realized, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the condition of the economy and competitive factors in areas where BancShares and CIT do business, (2) disruption to BancShares’ and CIT’s businesses as a result of the announcement and pendency of the proposed transaction and diversion of management’s attention from ongoing business operations and opportunities, (3) the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive merger agreement, (4) the risk that the integration of BancShares’ and CIT’s operations will be materially delayed or will be more costly or difficult than expected or that BancShares and CIT are otherwise unable to successfully integrate their businesses, (5) the failure to obtain the necessary approvals of the stockholders of BancShares and/or CIT, (6) the outcome of any legal proceedings that may be or have been instituted against BancShares and/or CIT, (7) the failure to obtain required governmental approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the proposed transaction), (8) reputational risk and potential adverse reactions of BancShares’ and/or CIT’s customers, suppliers, employees or other business partners, including those resulting from the announcement or completion of the proposed transaction, (9) the failure of any of the closing conditions in the definitive merger agreement to be satisfied on a timely basis or at all, (10) delays in closing the proposed transaction, (11) the possibility that the proposed transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events, (12) the dilution caused by BancShares’ issuance of additional shares of its capital stock in connection with the proposed transaction, (13) general competitive, economic, political and market conditions, (14) other factors that may affect future results of BancShares and CIT including changes in asset quality and credit risk, the inability to sustain revenue and earnings growth, changes in interest rates and capital markets, inflation, customer borrowing, repayment, investment and deposit practices, the impact, extent and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms, and (15) the impact of the global COVID-19 pandemic on CIT’s business, the parties’ ability to complete the proposed transaction and/or any of the other foregoing risks.
Except to the extent required by applicable laws or regulations, BancShares disclaims any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments. Further information regarding BancShares and factors which could affect the forward-looking statements contained herein can be found in BancShares’ Annual Report on Form 10-K for the fiscal year ended December 31, 2019, its Quarterly Reports on Form 10-Q for the periods ended March 31, 2020, June 30, 2020, and September 30, 2020 and its other filings with the Securities and Exchange Commission.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Citizens BancShares, Inc.
(Registrant)

Date:	February 22, 2021	By: /s/ Craig L. Nix
Craig L. Nix
Chief Financial Officer